Exhibit 10.20
[*] = CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. WITH RESPECT TO EXHIBIT D, FOUR PAGES HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.
AMENDMENT NO. 1 TO
LICENSE, DEVELOPMENT AND COMMERCIALIZATION AGREEMENT
THIS AMENDMENT NO. 1 TO LICENSE, DEVELOPMENT AND COMMERCIALIZATION AGREEMENT (“Amendment”), made this 19th day of September, 2007 (“Effective Date”), is entered into by and between Cook Incorporated, an Indiana corporation having a place of business at 750 Daniels Way, Bloomington, Indiana 47404, USA, and its Affiliates (“Cook”), and Cardica, Inc., a Delaware corporation having a place of business at 900 Saginaw Drive, Redwood City, CA 94063, and its Affiliates (“Cardica”). Capitalized terms used herein without definition shall have the same meanings herein as set forth in the License, Development and Commercialization Agreement dated December 9, 2005 (“Agreement”), unless expressly amended in this Amendment.
RECITALS
A.	Cardica is developing a medical device known as the X-Port for use in femoral access closure procedures, among other applications, pursuant to the Agreement.
B.	Cook in engaged in the business of developing, manufacturing and selling medical devices.
C.	Cook is amenable to funding certain development work to be performed by Cardica on a product designated the X-Port II defined in the Development Plan attached hereto as Exhibit D, in exchange for receiving a license under the terms and conditions set forth in the Agreement to continue to develop and to commercialize the X-Port II device worldwide for femoral access closure procedures, as further described in the Agreement.
The parties agree as follows:
I. Amendments to Article I
     Section 1.16 of the Agreement is hereby amended by deleting section 1.16 in its entirety and inserting the following:
1.16 “Product” means (a) the product designated by Cardica as of the Effective Date of this Agreement as the X-Port device, size [*] as illustrated in Exhibit C of this Agreement, (b) the product designated by Cardica as of the Effective Date of the Amendment to this Agreement as the X-Port II device, sizes [*] and [*] as illustrated in Exhibit D of this Agreement, and (c) any improvements thereto relating to vascular access closure developed under this Agreement, including without limitation X-Port devices in formats other than size [*] and X-Port II devices in formats other than sizes [*] and [*], expressly excluding any devices not relating to vascular access closure, such as any device used in the closure of holes made in the performance of an anastomosis.

II. Amendments to Article II
     Section 2.2 of the Agreement is hereby amended by deleting section 2.2 in its entirety and inserting the following:
2.2 Prototype Product Development. The respective obligations of the parties for developing prototypes of the Product designated as the X-Port device are set forth in Exhibit A to this Agreement (“Development Plan”), which may be modified from time to time to time in accordance with Section 11.9 (Integration) of this Agreement, and which is hereby incorporated by reference. The respective obligations of the parties for developing prototypes of the Product designated as the X-Port II device are set forth in Exhibit D to this Agreement (“X-Port II Development Plan”), which may be modified from time to time to time in accordance with Section 11.9 (Integration) of this Agreement, and which is hereby incorporated by reference. Each party will use commercially reasonable efforts to perform its obligations under each Development Plan. In the event a conflict arises between this Agreement and a Development Plan, the terms of this Agreement will control.
III. Amendments to Article V
     Section 5.3 of the Agreement is hereby amended by inserting the following Section 5.3(A) after the end of the existing Section 5.3:
A. X-Port II Device. Development of the Product designated as the X-Port II device by Cardica will proceed through discrete phases set forth in the Development Plan attached as Exhibit D. Cook will pay Cardica the following phase payments:
Phase 1. Four hundred fifty thousand Dollars ($450,000), due within thirty (30) days after the Effective Date of the Amendment.
Phase 2. Three hundred thousand Dollars ($300,000), due within thirty (30) days after the Development Committee unanimously approves Cardica’s successful completion of Phase 1 per the Development Plan attached as Exhibit D.
[*] = CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. WITH RESPECT TO EXHIBIT D, FOUR PAGES HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Each of the parties has caused this Amendment to be executed by its duly authorized representative as of the date set forth in the first paragraph hereof.

COOK INCORPORATED
By:	/s/ Brian Bates
Brian Bates
Senior Vice President, Business Development

CARDICA, INC.
By:	/s/ Bernard A. Hausen, M.D.
Bernard A. Hausen, M.D.
President and Chief Executive Officer

[*] = CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. WITH RESPECT TO EXHIBIT D, FOUR PAGES HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Exhibit D
X-Port II Development Plan
General Description
The X-Port II device is a second generation vascular closure device intended to close the entry hole created in the femoral artery during diagnostic and interventional procedures that use a [*]fr or [*]fr sheath. The primary difference between the X-Port II and the original X-Port is the [*].
Sequence of Operation
The sequence of operation will mimic that of the original X-Port as closely as possible to allow a similar user experience. The following is a brief description of the operation sequence:
The device is passed through the [*]fr or [*]fr sheath used in the procedure. Therefore, the length of the device will be identical to the X-Port. The design incorporates [*] that are used to [*] with the vessel wall. Again, these [*] are identical to those incorporated in the X-Port. The [*] are deployed automatically by [*] shaft until the [*] activates a button on the device. The device is then [*] until the [*] against the intimal surface of the vessel. [*]. Once the position has been verified, the user [*] 316L stainless steel implant(clip) to close the hole. At the end of the [*] so the device can be easily removed from the vessel.
[*] = CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. WITH RESPECT TO EXHIBIT D, FOUR PAGES HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

[*]
Advantages of the X-Port II:
[*]
Phase 1: Proof of Concept
     Objective
Develop and demonstrate the basic device functionality at the scale of the final design. Specifically, the following device design elements will be investigated:
          • [*]
Technical Strategy
Device — [*] The distal portion of the [*] design required for the final device. All of the components required for these devices [*]. [*].
     [*]
          Testing — The [*] prototypes will be tested [*]. [*].
     Deliverables
          • [*]
Phase Cost
$450K
[*]
Schedule
          [*]
Phase 2: Pilot Production Device
Objective
     [*]
[*] = CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. WITH RESPECT TO EXHIBIT D, FOUR PAGES HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

          Technical Strategy
     Device — [*]
Testing — All of the [*] test methods required for design verification and validation of the design [*].
Deliverables
• [*]
Project Cost
$ 300K
[*]
Schedule
[*]
Future Phases: Commercial Device (High Volume Production)
Objective
     [*]
Technical Strategy
          Device — [*]
          Testing — [*]
Deliverables
     • [*]
Project/Product Cost
     • [*]
Schedule
     [*]
[*] = CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. WITH RESPECT TO EXHIBIT D, FOUR PAGES HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.